Retirement Plans and Postretirement Costs (Details) (USD $) In Thousands, unless otherwise specified	Jul. 01, 2012
Pension and SERP Benefits [Member]
Amounts included in accumulated other comprehensive loss, net of tax
Prior service cost (credit)	$ 44
Net actuarial loss	30,132
Total	30,176
Postretirement Benefits [Member]
Amounts included in accumulated other comprehensive loss, net of tax
Prior service cost (credit)	(3,136)
Net actuarial loss	4,722
Total	$ 1,586